Exhibit 10.12

Confidential Treatment Request – Marked Copy

*** Confidential Treatment has been requested for portions of this Exhibit. The copy filed herewith mounts the information subject to the confidentiality request. Omissions are designated as [****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SSA /Jamba Juice

Distribution Service Agreement

dated

December 16, 2012

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

SSA/Jamba Juice

DISTRIBUTION SERVICE AGREEMENT

THIS DISTRIBUTION SERVICE AGREEMENT (this “Agreement”) is made as of December 16, 2012 and made effective as of December 16, 2012 (the “Effective Date”), by Systems Services of America (”SSA”) and Jamba Juice Company (“Primary Customer”).

RECITALS

A.	Primary Customer is the owner and/or operator of restaurants operated under the following concept (each, a “Concept”): Jamba Juice (the “Restaurants”). Primary Customer also is a franchiser or licensor of the Concepts, and/or acts as a group purchasing organization for Restaurants owned or operated by Concept licensees or franchisees or for its participating members, as the case may be (each, a “Licensee”). Restaurants owned or operated by Licensees are referred to herein as “Licensed Restaurants” and Restaurants owned or operated by Primary Customer are hereinafter referred to as “Company Restaurants.”

B. SSA performs purchasing, marketing, warehousing, transportation, distribution and other services for foodservice customers through its Distribution Centers (defined below).

C. Primary Customer desires to designate SSA as the approved distributor of certain Products (defined below) to the Restaurants located within the service area(s) described in Schedule 2 (the “Service Area”) and SSA desires to perform distribution services for such Restaurants under the terms and conditions contained in this Agreement.

AGREEMENT

1.	Definitions

“SSA Related Parties” has the meaning ascribed to such term in Section 8.6.

“AIB” means the American Institute of Baking.

“Applicable Freight” has the meaning ascribed to such term in Section 6.1.

“Base SKU Level” has the meaning ascribed to such term in Section 4.3.

“Black-Out Window” has the meaning ascribed to such term in Section 5.2.

“Change in Control” has the meaning ascribed to such term in Section 7.3.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

“Claims” has the meaning ascribed to such term in Section 8.6.

“Close-Coded Products” means, at any given time, those Products that are nearing their “expiration date” or “use by” date or “best if used by date” such that the distribution of such Products by the delivering Distribution Center in accordance with the normal usage requirements of the Restaurants that it serves will likely result in delivery of Products to Restaurants with insufficient remaining shelf life.

“Commencement Date” means, with respect to each Distribution Center, the date that such Distribution Center has commenced providing distribution services under this Agreement. The date anticipated for commencement of distribution services by each Distribution Center is the date, if any, set forth opposite such Distribution Center’s listing in Schedule 1A.

“Company Restaurant” has the meaning ascribed to such term in paragraph A. of the Recitals.

“Concept” has the meaning ascribed to such term in paragraph A. of the Recitals.

“Contracted Cost” has the meaning ascribed to such term in Section 6.1.

“Contracted Products” means those Products governed by an agreement between the supplier thereof and the Primary Customer, which establishes a guaranteed price at which the supplier agrees to sell such Products to SSA for further distribution to the Restaurants.

“Contracted Price Agreements” has the meaning ascribed to such term in Section 6.4.

“Contracted Price Products” has the meaning ascribed to such term in Section 6.4.

“Cost” has the meaning ascribed to such term in Section 6.1.

“Critical Inventory” shall mean all hard pack tubs, juice concentrates, IQF fruit, soymilk, fresh produce, oatmeal ingredients, fresh yogurt, boosts, frozen food products, and all proprietary packaging as outlined in Schedule 3.

“Customer Indemnified Parties” has the meaning ascribed to such term in Section 8.6.

“Dispute” has the meaning ascribed to such term in Section 14.1.

“Distribution Center” means the distribution centers of SSA that have been designated, pursuant to Section 3.2 below, to deliver Products to Restaurants under this Agreement, included in Schedule 1.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

“Distributor” means Systems Services of America.

“Distribution Fee” has the meaning ascribed to such term in Section 6.2.

“Effective Date” has the meaning ascribed to such term in the introductory paragraph of this Agreement.

“FMS” has the meaning ascribed to such term in Section 6.1.

“Force Majeure Event” has the meaning ascribed to such term in Section 11.

“Fuel Determination Date” has the meaning ascribed to such term in Section 6.9

“Hard Pack Tubs” shall mean frozen yogurts, sherbets, sorbets, and ice cream/ice milks packed in bulk containers.

“Indemnity Breach” has the meaning ascribed to such term in Section 8.5.

“IQF” shall mean individually quick-frozen, a process used for fruit and vegetables to preserve the Product.

“Inventory” shall mean General Inventory, JJC Critical Inventory, JJC Proprietary Inventory, Obsolete/Dead Inventory and Slow Inventory.

“Jamba Go Locations” means Jamba Juice branded blending station outlets operated in Non-Traditional Delivery Locations such as stadiums and arenas, convention centers, employee cafeterias, travel centers, healthcare facilities, colleges and universities, grocery stores, and the like featuring a limited smoothie menu whereby the smoothies are dispensed through a "smoothie" machine using pre-packaged ingredients which are pre-blended rather than made-to-order.

“Jamba Smoothie Stations” means Jamba Juice branded blending station outlets operated in Non-Traditional Delivery Locations such as airports, malls, healthcare facilities, colleges and universities, grocery stores, and the like featuring a limited smoothie menu whereby the smoothies are made with single serve pre-packaged ingredients and are made to order.

“Key Drop Deliveries” has the meaning ascribed to such term in Section 5.2.

“JJ” and “JJC” refer to Primary Customer

“Licensed Restaurant” has the meaning ascribed to such term in paragraph A. of the Recitals.

3

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

“Licensee” has the meaning ascribed to such term in paragraph A. of the Recitals.

“Market Priced Products” shall mean those Products that are not Contracted Products, and are approved by Primary Customer for sale to Restaurants by SSA. All such items as of the Effective Date of the Agreement shall be listed in Schedule 2 indicating that they shall be subject to market pricing.

“Non-Traditional Delivery Location” is described as a location within a location typically with a contained audience that requires walking through two front doors to get to the store location: The door to the venue and then the Jamba Juice store location. Co-branded stores would also be considered nontraditional. The meaning has been further ascribed in Schedule 11.

“Obsolete Products” mean those Products inventoried by a Distribution Center for distribution to the Restaurants it services under this Agreement: (i) that Primary Customer has discontinued for distribution to such Restaurants; or (ii) for which no sales have been made to such Restaurants by such Distribution Center for a period of eight (8) weeks or longer.

“Participation Agreement” has the meaning ascribed to such term in Section 3.4.

“Products” has the meaning ascribed to such term in Section 3.1.

“Proprietary Products” has the meaning ascribed to such term in Section 4.3.

“Restaurant” has the meaning ascribed to such term in paragraph A. of the Recitals.

“Service Area” has the meaning ascribed to such term in paragraph C of the Recitals.

“Significant Route Change for a Restaurant” means a change in the scheduled day of delivery to Restaurants serviced by a given Distribution Center, or a change in the time of delivery from a Key Drop Delivery to a delivery that is not a Key Drop Delivery, or vice versa.

“Significant Route Change for a D.C.” means a routing change that results in a change of scheduled delivery times affecting [****] or more of the Restaurants serviced by a Distribution Center.

“SKU” means a stock-keeping unit.

“Slow Moving Products” shall mean Products that move [****] cases or less within a ninety (90) day period.

4

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

“Special Order Products” means Products not inventoried by the applicable Distribution Center that Primary Customer or a Licensee requests, on behalf of one or more of its Restaurants, such Distribution Center to purchase for immediate or near-immediate distribution to such Restaurants.

“Specialty Companies” means any affiliate, subsidiary or division of SSA, other than SSA, that is not engaged in the broad line food distribution business but rather concentrates on specific, specialized product lines.

“Supplier Agreement” means an agreement negotiated by the Primary Customer with a supplier of a Product, which specifies the Contracted Cost or the method of determining the same, at which the Product will be sold to SSA for resale to the Restaurants.

“Third Party Provider” has the meaning ascribed to such term in Section 5.12.

“WMS” has the meaning ascribed to such term in Section 5.12

2.	Appointment/Scope of Agreement.

Primary Customer hereby authorizes and appoints SSA as the approved distributor of Products to the Restaurants within the Service Area.

This Agreement governs the warehousing and distribution of Products by SSA, through the Distribution Centers, to Restaurants located within the Service Area and the obligation of such Restaurants to substantially purchase such Products from SSA, through the Distribution Centers. Products procured by SSA from Specialty Companies for distribution to Restaurants, however, shall be covered by this Agreement.

3.	Agreement to Distribute/Definition of Products/Restaurant List/Agreement to Purchase.

3.1	Definition of “Products.”

SSA agrees to purchase, warehouse and distribute for and to sell to Restaurants located within the Service Area the following described food and restaurant-related products (the “Products”): all products within the categories specified in Schedule 2, attached hereto, and all new products as may be required by the Primary Customer.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
3.2	Distribution Centers.

SSA shall be entitled to designate the Distribution Center that shall provide distribution services to each Restaurant under this Agreement. SSA can amend such designation, from time to time, and will be responsible for all costs associated with such a transition which may include but not limited to inbound freight, technology integrations, accounting and will be subject to the written consent of Primary Customer. SSA shall provide a ninety (90) days’ notice of to the Primary Customer of any such change for review and consideration.

3.3	Restaurant List.

As of the Effective Date, the Company Restaurants and Licensed Restaurants within the Service Area are those that are indicated as such in Schedule 1A. Subject to the provisions that follow, as additional Restaurants are opened within the Service Area, SSA will provide distribution services to such additional Restaurants and the list of Company Restaurants and Licensed Restaurants shall be deemed to be amended to include such newly opened Restaurants that satisfy the requirements for distribution services provided hereunder. In the event that a Licensee is no longer in good standing with Primary Customer, and Primary Customer wishes for such Licensee to be excluded from the distribution services provided under this Agreement, Primary Customer shall direct SSA, in writing, to discontinue distribution services hereunder to such Licensee’s Licensed Restaurants and, in such event, the list of Restaurants served under this Agreement shall be deemed to be correspondingly amended by the deletion of the affected Licensed Restaurants. Primary Customer shall be entitled to supplement the list of Restaurants, from time to time, upon reasonable prior notice to SSA, provided that each Restaurant: (i) is located within the Service Area or SSA otherwise agrees to provide distribution services outside the Service Area, which may be conditioned upon modifications to the pricing and other terms of this Agreement as it relates to such out of Service Area distribution services; (ii) the applicable Licensee or the Primary Customer, as the case may be, satisfies the requirements in the following paragraph.

3.4	Participation by Franchisee

Primary Customer represents and warrants that it has the legal and/or contractual authority to bind Licensees to the terms of this Agreement and, by virtue of its signature to this Agreement, all Licensed Restaurants served under this Agreement are bound by the terms hereof, subject to a Licensee's rights under Article 9 entitled "Distribution and Purchase of Equipment, Supplies, and other Products" of Licensee's franchise agreement. Primary Customer has provided to SSA copies of the franchise disclosure document, which support Primary Customer’s authority to bind Licensees to the terms of this Agreement as described above.

6

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
3.5	Agreement to Purchase.

Primary Customer agrees to cause its Company Restaurants within the Service Area to purchase substantially all of their Product requirements from SSA under this Agreement and, to the extent it has the authority to do so, to cause Licensees to purchase, for their respective Licensed Restaurants within the Service Area, substantially all of their Product requirements from SSA under this Agreement.

4.	Product Designation/Quality Assurance Requirements

4.1	Product Selection/Contracted Products.

Primary Customer may designate the brands and/or suppliers of Products it requires to have SSA supply to Restaurants and may negotiate with suppliers the terms and conditions at which SSA shall procure Products from such suppliers for resale to the Restaurants. Primary Customer shall provide no less than fourteen (14) days prior notice of any changes in its designation of Products or suppliers thereof.

4.2	Inventory Management/Product Obsolescence.

SSA shall use reasonable, good faith efforts to utilize proper inventory management to assure a continuous supply of Products while minimizing the risk of inventory obsolescence. Each Distribution Center will typically purchase Products in quantities sufficient to provide the least invoice cost to SSA, as long as the quantity purchased does not exceed four (4) weeks of normal usage for any one Product, based upon historical or reasonably forecasted sales levels to the Restaurants experienced or anticipated by such Distribution Center.

Notwithstanding the foregoing, in order to provide Primary Customer with the opportunity to take advantage of volume discounts the latter may be able to negotiate with its suppliers on Contracted Products, SSA will, at the request of Primary Customer, stock excess inventory levels of Designated Products, provided that Primary Customer pays and/or causes its Licensees to pay all additional expenses incurred by SSA in procuring and warehousing such excess inventory levels of Products, as determined by SSA including without limitation, additional warehouse storage costs.

Primary Customer will require suppliers of Designated Products to deliver such Products to SSA with sufficient remaining shelf life subject to the Primary Customer shelf life chart specified in Schedule 6 so as to permit SSA to, in turn, deliver such Products to Restaurants in compliance with any required minimum required shelf life at the time of Restaurant delivery. In the event SSA does not comply with the shelf life requirements as outlined in Schedule 6, SSA will be responsible for all costs incurred to pick up such Products from the Restaurants impacted and or deliver Products within the shelf life parameters established.

7

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

Primary Customer will communicate with SSA regarding anticipated menu or Product mix changes to help avoid Obsolete Product inventory and will assist SSA in the removal or disposition of Slow-Moving Products.

SSA will provide Primary Customer with a quarterly status report of Slow-Moving Products and Close-Coded Products. Within two (2) weeks of receipt of such quarterly status report, SSA and Primary Customer agree to review such report and determine disposition methods to reduce and/or avoid Obsolete Product inventory exposure.

With respect to Obsolete Products, Primary Customer will: 1) assume financial responsibility for the cost to return any unsold inventory of such Product to the supplier, unless the inventory obsolescence or a portion thereof was caused by SSA in which case SSA will be responsible for the cost of any unsold inventory of such Products and any cost associated with the disposition of this inventory, or 2) designate a specific Restaurant or Restaurants to purchase and use the subject product inventory within a reasonable period of time; or 3) implement other disposal and/or payment alternatives, to be mutually determined by the parties. If such Products are not sold or otherwise disposed of in accordance with clauses (1), (2), or (3) within a reasonable amount of time not to exceed ninety (90) days, based upon the type and amount of Product, Primary Customer shall, within ninety (90) days of its receipt of communication therefore, pay SSA a storage fee for any unsold inventory of such Product, irrespective of whether SSA stores the Product beyond such ninety (90) day period, as provided in the following paragraph. SSA shall not be required to store or warehouse any of such unsold inventory for a period in excess of one hundred eighty (180) days from the initial communication unless mutually agreed to in advance and, if Primary Customer or its designee fails to pick up such unsold inventory of Products within such one hundred eighty (180) day timeframe, SSA shall be entitled to dispose of the same and Primary Customer shall reimburse SSA for expenses incurred in doing so.

4.3	Proprietary Products/Designated Products

The Products, may, from time to time, include Products that are labeled with the trademarks or proprietary logos of Primary Customer or that are manufactured expressly and exclusively for Primary Customer and/or the Licensees pursuant to Primary Customer’s specifications (“Proprietary Products”). Proprietary Products may include special order Products, limited time offer Products, test Products, and any product brought into Distributor’s inventory to address Primary Customer’s demand. Products ordered on Primary Customer’s behalf that comprise [****] or more of Distributor’s total purchases of those products within a distribution center are also Proprietary Products.

8

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

The parties recognize and agree that the number of Skus of Proprietary Products and Designated Products that each Distribution Center is required to stock as of the Effective Date (the “Base SKU Level”) is acceptable. In the event that the number of such SKU’s increases or decreases significantly from the Base SKU Level, the parties shall promptly and in good faith negotiate an equitable solution.

4.4	Quality Assurance Requirements/Sanitation Inspections

SSA agrees to adhere to Primary Customer’s quality assurance requirements and specifications as set forth in Schedule 5, and as the same may be amended from time to time upon reasonable prior written notice to SSA (the “Quality Assurance Requirements”). The requirements set forth in Schedule 5 will apply to all distribution centers identified in Schedule 1 as well as to all outside storage facilities that may be designated necessary by SSA to service Primary Customer.

SSA shall meet current minimum requirements for all local, state and federal quality assurance regulations and must adhere to Primary Customer’s Quality Assurance Requirements set forth in Schedule 5. SSA shall have an annual audit completed for each of the designated distribution centers and outside storage facilities by a third party identified in the Quality Assurance Requirements set forth in Schedule 5 by the Primary Customer and a copy of the audit report sent to Primary Customer annually. Failure to score a minimum of 850 through AIB, or the equivalent score as set forth for each agency in Schedule 5, may result in the termination of this Agreement by Primary Customer.

SSA agrees to submit the Distribution Centers to sanitation inspections conducted by AIB, or such other reputable third party sanitation inspection firm as SSA may select, subject to the approval of Primary Customer, which approval shall not be unreasonably withheld or delayed. SSA shall promptly provide to Primary Customer copies of each such sanitation inspection performed in connection with each Distribution Center. Primary Customer may, at its own expense, either directly or through other third party inspection firms, conduct other sanitation inspections of the Distribution Centers and inspections designed to determine SSA’s compliance with the Quality Assurance Requirements, upon reasonable prior notice to the SSA and during the Distribution Center’s normal business hours.

4.5	Continuous Improvement/Cost Savings

Upon mutual agreement between SSA and Primary Customer, SSA may implement certain changes that reduce the cost of servicing Restaurants and pass an agreed portion of those savings on to Primary Customer or to the Restaurants.

9

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
5.	Orders/Deliveries

5.1.	Order and Delivery Schedules/Frequency

Restaurant order and delivery schedules shall be determined by the applicable Distribution Center in conjunction with Primary Customer. SSA will make the number of scheduled deliveries for each Restaurant as indicated in Schedule 1A and, with respect to subsequently added Restaurants, as mutually agreed between SSA and the Primary Customer (with respect to newly added Company Restaurants) or between SSA and the Licensee (with respect to any newly added Licensed Restaurant). In the event that a Restaurant requests greater scheduled delivery frequencies greater than four times a week or unscheduled deliveries, SSA may condition its provision of the same upon additional surcharges as described in Sections 6.7 and 6.8.

5.2	Scheduling/Delivery Access/Security

SSA may schedule such deliveries on any day of the week, and at any time during the day, except during the hours of 11:00 a.m. to 1:00 p.m. local time (“Black-Out Window”),

It is understood that the Primary Customer, the Licensee, or SSA may have particular scheduling needs for specific Restaurants where unusual circumstances may exist, and each party agrees to address such needs in good faith to reach a mutually agreeable delivery schedule.

Primary Customer shall ensure that all Restaurants shall provide reasonable delivery access for SSA’s drivers. Reasonable delivery access shall include parking for a truck with a minimum forty-eight (48) foot trailer within one hundred fifty (150) feet of the Restaurant’s receiving door and the ability to utilize a standard ice cream cart and/or dolly for making deliveries.

Primary Customer or the applicable Licensee, as the case may be, must provide three sets of keys and security codes for its Restaurants to facilitate deliveries when the Restaurant is closed (“Key Drop Deliveries”), where necessary. If a Restaurant experiences theft, burglary, vandalism or other loss as a result of SSA’s driver’s negligence, SSA will be liable for any resulting losses or damages to person or property. In addition, SSA will reimburse Primary Customer or the applicable Licensee for “false alarm” fees resulting from driver avoidable errors per applicable city regulations.

10

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
5.3.	Product Unloading at Restaurants

SSA delivery drivers will bring all Products into Restaurants where it is possible to safely roll a two-wheel cart. Further, for those Restaurants where it is possible to roll a two-wheel cart, the SSA delivery drivers will separate and deliver the order to the Restaurants’ freezer, cooler, and storeroom. Drivers will place product on shelving as outlined in Schedule 8 but are not required to rotate delivered Products. If it is not possible to roll a two-wheel cart into the refrigerated, frozen, or dry areas of the Restaurant, SSA delivery drivers will deliver the Products to another area of the Restaurant, as reasonably designated by the Restaurant manager, which will permit such access.

5.4	Recovery for SSA Error

If ordered Products are out-of stock, or a delivery is missing ordered Products or contains Products that are damaged or defective, in each case as the result of a SSA inventory management error, SSA handling, or a SSA order processing error, SSA will use commercially reasonable efforts to provide the out-of-stock or missing Product or replacement for the damaged or defective Product to the affected Restaurants in a reasonable time, which shall be mutually agreed between SSA and the management of the affected Restaurants. Expenses attendant to unscheduled deliveries and other recovery expenses incurred by SSA incident to replacing or delivering such Products under the circumstances described in this Section shall be borne by SSA. All items shorted to extreme remote locations will be added to the following delivery.

5.5	Recovery from Restaurant Ordering Errors

If a Product is missing from a delivery due to an order error of the Restaurant, SSA will use commercially reasonable efforts to provide the missing Product to the Restaurant in a reasonable time to be mutually agreed between SSA and the management of the Restaurant. In such event, SSA shall provide, to the management of the Restaurant, an estimate of the recovery expenses that will be incurred in providing the missing Product. SSA’s obligation to provide the recovery delivery shall be conditioned upon the Restaurant’s payment of such expenses.

5.6	Recovery from Supplier Error

If an ordered Product is not in stock due to supplier shortages or late deliveries to the delivering Distribution Center by the supplier or if the ordered Product is damaged or defective or does not meet the required specifications as a result of supplier error or negligence, SSA will use commercially reasonable efforts to provide such Product to the affected Restaurant in a reasonable time to be mutually agreed between SSA and the Primary Customer. If the supplier refuses to pay the recovery expenses incurred by SSA, SSA shall notify the Primary Customer of such expenses. SSA’s obligation to provide the recovery delivery shall be subject to the Primary Customer’s payment of such expenses.

11

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

5.7	Route Change Notice

SSA will provide Primary Customer no less than four (4) weeks prior written notice of any Significant Route Change for a D.C. and for any Significant Route Change for a Restaurant. SSA agrees to limit Significant Route Changes for a D.C. to no more than three (3) times per year and any Significant Route Changes to Restaurant beyond (3) times per year shall be by mutual agreement between Restaurant and SSA. All route changes shall be presented by SSA to Primary Customer prior to it being implemented. SSA will make commercially reasonable good faith effort to implement routing schedules that are agreeable to Restaurants. Primary Customer will work with Restaurants as may be necessary, in good faith, to help SSA implement such routing changes in a manner that facilitates efficient delivery by SSA, the accomplishment of which is a cornerstone of this Agreement. All costs associated with such routing changes will be incurred by SSA.

5.8	Order Guides; Ordering

Primary Customer utilizes a proprietary ordering system (eRestaurants Solutions) for its ordering and invoicing processes. SSA is responsible for maintaining the integration and transmittal of eRestaurants Solutions’ standard files in the file format provided as outlined in Exhibits 1, 2 and 3 9. All file exchanges will be sent electronically via Primary Customer’s FTP site.

SSA will provide Primary Customer and each Licensee not utilizing Primary Customer’s proprietary ordering system with an online ordering portal to receive an electronic order guide and enable placing orders. SSA will accept orders via SSA’s internet based ordering system, or via FTP server, on order schedules as determined by SSA.

5.9	Title to Products

Title and risk of loss to all Products will pass to Primary Customer upon delivery to Primary Customer’s store as specified in Schedule 7 - Delivery Service Requirements section, unless Primary Customer rejects those products on the invoice or notifies Distributor in accordance with customer service policy that has been mutually agreed upon.

5.10	SSA Equipment

SSA’s fleet is predominately 48-foot dual temperature zone trailers pulled in combination with a separate tractor. This Agreement assumes that the Restaurants will accommodate 48-foot trailers pulled in combination by a separate tractor for deliveries. If [****] percent of the Restaurants require that SSA utilize other equipment in order to accomplish deliveries, SSA and Primary Customer shall review the situation and mutually agree upon a solution that is equitable to both parties.

12

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
5.11	Performance Standards

SSA shall maintain at each of its Distribution Centers, the following described performance standards, measured during each calendar month. Subject to Section 11 of this Agreement, in the event that any Distribution Center fails to achieve the required performance level for any of the standards set forth below, for two (2) consecutive months and Primary Customer desires to invoke the remedies of this paragraph, Primary Customer shall notify SSA of such noncompliance and the commencement of the following described cure period. SSA shall be provided with an additional two full months from the date of such notification to achieve the required performance level and, if the required performance level is not achieved, as measured over the two full months cure period, Primary Customer shall be entitled to terminate this Agreement as it relates to distribution services provided by the non-complying Distribution Center and recover all commercially reasonable incremental costs directly incurred due to transitioning to a new distributor, such as the transfer of product, either within SSA’s distribution network or to a third party. Such costs do not include indirect or consequential costs such as claims regarding lost profits..

5.11.1 On-Time Performance Level - SSA shall maintain, at each Distribution Center, an On-Time Performance Level of [****], which shall be calculated as follows: (x) the number of scheduled deliveries made by the Distribution Center to all Restaurants serviced by that D.C. under this Agreement during the subject week that were made earlier than or within one hour following the scheduled delivery time; divided by (y) the total number of scheduled deliveries made by such Distribution Center to all Restaurants under this Agreement during such measurement period; (z) with the resulting ratio expressed as a percentage. Notwithstanding the foregoing the parties acknowledge and agree that the Primary customer’s expectation is that the on time performance level will be [****]. If the on time performance level falls below [****] the parties will work in good faith to achieve that standard. Key Drop Deliveries shall be considered “on time” if delivered between 9:00 p.m. and 6:00 a.m. local time.

5.11.2 Perfect Invoice Performance Level – SSA shall maintain, at each Distribution Center, a Perfect Invoice Performance Level of [****], which shall be calculated as follows: (x) the number of deliveries made by the Distribution Center to all Restaurants under this Agreement during the subject week that were delivered On-Time, as defined in the preceding section, and contained all cases ordered by the Store divided by (y) the total number of scheduled deliveries made by such Distribution Center to all Restaurants under this Agreement during such measurement period; (z) with the resulting ratio expressed as a percentage. For purpose of this measurement, Deliveries where products that are not delivered due to (i) supplier shortages, (ii) late deliveries to the delivering Distribution Center by supplier, or (iii) mis-ships due to Restaurant order entry error shall not be included in this calculation. However deliveries where products that are delivered to the Restaurants and have to be returned due to (i) Product damages occurred during transit from the Distribution Center and the Restaurant; (ii) mis-ships due to SSA’s warehouse pick error; (iii) incorrect invoicing, shall be included in this calculation.

13

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

5.11.3 Fill Rate Performance Level - Deliveries shall satisfy a Product Fill Rate standard, measured on a weekly basis, of [****], calculated as the number and types of Products correctly delivered during such period, divided by then number and types of Products ordered during such period.

On-Time Performance Level: [****]

Perfect Invoice Performance Level: [****]

Fill Rate Performance Level: [****]

On a weekly basis SSA shall provide an electronic report to the Primary Customer for the above performance level metrics for deliveries to all stores for the preceding week. Such report shall include the metrics prior to any exceptions and after accounting for the exceptions. The report shall generally describe the reasons why the above performance level metric were not met and both parties would work on a equitable solution to achieve the standards established. SSA shall only be deemed to have failed to meet its performance obligation for [****] On-Time, [****] Perfect Invoice and [****] Fill Rate Performance when the calculations of these metrics set aside untimely deliveries, shortages and errors caused by Primary Customer, Restaurants, Suppliers or Force Majeure causes, including but not limited to schedule changes mutually agreed upon between Restaurant and SSA, invoice errors resulting from supplier supply shortfalls, supplier-shipped defective Products, supplier late deliveries to D.C., and misinformation provided by Primary Customer.

5.12	Information Reporting

SSA does not provide access to SSA’s data via any web-based reporting applications. SSA will provide all required data to Primary Customer via files transferred electronically from SSA to Primary Customer If Primary Customer requests customized reports or specialized reporting mechanisms that are in accordance with customary industry data practices and not inconsistent with SSA’s data processes, SSA will use reasonable efforts to provide such reports or comply with such reporting mechanisms. If Primary Customer utilizes a third party information provider (a “Third Party Provider”) and requests SSA to provide information reporting to such Third Party Provider, SSA may condition its obligation to do so, upon the Third Party Provider’s execution of a confidentiality agreement acceptable to SSA. All such Third Party Provider reporting requirements have been outlined in Exhibit 4 and 5. SSA will be obligated to provide the data collection and/or reporting formats to the Primary Customer at no additional cost. In no case shall SSA provide to any third party or to Primary Customer data or information related to SSA’s other customers or their product movements.

If any Supplier of Contracted Products requires purchasing information relating to the Restaurants’ purchases of Products it supplies to SSA under a Supplier Agreement, in order to honor any bill backs to achieve the Contracted Cost, SSA shall use commercially reasonable efforts to provide this information in a time frame predetermined by and between SSA and Primary Customer.

14

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

6.	Pricing

6.1	Definition of Cost/Contracted Cost/Applicable Freight

“Cost” means the invoice cost of the Product to the delivering Distribution Center, plus, the amount of any required governmental imposed payments based on sales plus. if the invoice cost is not a delivered cost, Applicable Freight. “Applicable Freight” means charges that are required to bring the Product into the delivering Distribution Center and may include: (i) common or contract carrier charges by the Product supplier or a third party; (ii) common or contract carrier charges billed by SSA’s freight management service (“FMS”), for third party carriage arranged by FMS; (iii) charges billed by FMS or directly charged by SSA for shipments back hauled on trucks owned or leased by SSA or its affiliates; and (iv) charges such as fuel surcharges and unloading charges, and other similar charges not included in the supplier’s Product invoice cost that are required to bring Product into the delivering Distribution Center’s warehouse.

Applicable Freight will not exceed the rate charged by nationally recognized carriers operating in the same market for the same type of freight service and the same quantity of Product.

“Contracted Cost” means the guaranteed price that Primary Customer has negotiated with the supplier at which the supplier agrees to sell designated Products to SSA for resale to the Restaurants plus, if such guaranteed price is not a delivered price, Applicable Freight.

Cost and Contracted Cost will be reduced by any promotional allowances reflected on invoices to the delivering Distribution Center, which will be a temporary reduction in Cost or Contracted Cost for the term of the promotion. Neither Cost nor Contracted Cost is reduced by cash discounts for prompt payment available to SSA.

Contracted Cost will be communicated by Primary customer per the (“Directed Pricing Process”) outlined in Schedule 4.

6.2.	Calculation of Sell Price

Except for Contracted Price Products and Products subject to Market Pricing, if any, the price at which the Distribution Center shall sell Products to the Restaurants under this Agreement (the “Sell Price”) shall be determined as follows. Sell Prices shall be determined on a monthly basis as specified in Schedule 2 for the applicable category of Product. The Sell Price is determined by adding an agreed upon mark-up (the “Distribution Fee”), plus additional charges as mutually agreed upon such as Fuel Surcharges, Taxes, Credit discounts and surcharges which shall be separately itemized on all invoices.

15

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

6.2.1. Fee Per Case Calculation – For those Products that Schedule 2 indicates are subject to fee per case (or per pound) pricing, the Sell Price shall equal: (i) the Cost, or, with respect to Contracted Products, the Contracted Cost, plus (ii) a Distribution Fee equal to the fee per case or fee per pound, as set forth in Schedule 2.

6.2.2. Fixed Drop Fee plus fee per case calculation- For those Products that Schedule 2 indicates are subject to fee per case (or per pound) pricing, the Sell Price shall equal: (i) the Cost, or, with respect to Contracted Products, the Contracted Cost, plus (ii) a distribution fee equal to the Distribution Fee per case or fee per pound plus the applicable Fixed Fee Per Drop as set forth in Schedule 8.

6.3.	Market Priced Products

The Sell Price for Market Priced Products shall be the prevailing market price for such Product, as determined by the delivering Distribution Center for its respective market area.

6.4.	Sell Price for Contracted Price Products

The Products may include Products that are governed by agreements with suppliers binding upon SSA, which establish the ultimate price at which the delivering Distribution Center must sell the Product to the Restaurants. Such agreements are referred to as “Contracted Price Agreements” and the Products that are subject to Contracted Price Agreements are referred to as “Contracted Price Products.” Notwithstanding Section 6.2, the Sell Price for Contracted Price Products shall be the amount prescribed in (or calculated in accordance with) the applicable Contracted Price Agreement. SSA shall not be obligated to use the price established under the Contracted Price Agreement as the Sell Price until and unless it determines that such agreement is binding upon it and has been provided with sufficient information relating to the terms of the Contracted Price Agreements consistent with the information required for Supplier Agreements, as provided in Section 6.7. Examples of Contracted Price Products include, but are not limited to certain fountain beverages and nationally contracted chemical Product including, without limitation, Coke®, Pepsi®, EcoLab®, Cadbury Schweppes ®.

6.5	Affiliated Services

SSA and its subsidiaries or other affiliated entities that are controlled directly or indirectly by SSA (“Affiliates”), including SSA, may perform value-added services beyond those typically provided by other distribution companies in the foodservice industry. These services include, but are not limited to, (i) supply chain services such as consolidation of Affiliate purchases from suppliers, management of supplier ordering processes, consolidation of payments by Affiliates to suppliers, processing claims by Affiliates for Product loss and shortages, advanced inventory management, forward contracting, freight consolidation and management and other services associated with management of the total supply chain, (ii) quality assurance and (iii) regional and national marketing and performance-based product marketing. SSA and its Affiliates will use reasonable commercial efforts to achieve the supply chain efficiencies and to accept responsibility for management of related business functions. Responsibility for the cost and expense related to such business functions shall be subject to the mutual agreement of the parties.

16

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
6.6	Supplier Agreements

In order for the Contracted Cost to be binding upon it in determining the Sell Price of a Product, SSA must receive satisfactory evidence of the existence of a supplier agreement between Primary Customer and the supplier of the Product and all applicable pricing terms offered by the supplier. Primary Customer will communicate all such supplier agreements via a (“New Product Worksheet”) as per the Directed Pricing Process outlined in Schedule 6. The contracted cost and or allowance offered by the supplier is premised upon specified payment or credit terms stated in the New Product Worksheet.

In the event any supplier invoices are disputed by SSA, Primary Customer shall have the right to request, and SSA shall have the obligation to deliver to Primary Customer, the backup information from the supplier and SSA. In addition, in the event of non-payment by SSA to the supplier, SSA acknowledges that the supplier for Contracted Products will be entitled to immediately, upon notice to SSA, impose more stringent, commercially reasonable, payment and/or credit terms as a condition to any future deliveries to SSA, including, without limitation, cash in advance, receipt of acceptable letters of credit and/or third party guarantees, and/or the pledge of additional collateral. SSA further acknowledges that if it fails to comply with such additional terms, and the supplier withholds delivery of the Contracted Products as a result, the non-delivery will be included in, and will negatively impact, the Perfect Invoice Performance Level requirements set out in Section 5.11.2.

6.7	Charges for Special Deliveries

As a condition to providing special deliveries to the Restaurants, SSA shall be entitled to assess a special delivery charge to Restaurants that require additional non-scheduled deliveries, at a rate to be mutually agreed upon by and between SSA and the Restaurant management.

6.8	Changes in Service Area

If at any time during this Agreement, more than [****] of total locations serviced by distribution locale are outside the Service Area outlined in Schedule 1, both sides will in good faith meet to discuss adjustment to the base distribution fee.

In the event that Primary Customer (and the affected Licensee, in the case of a Licensed Restaurant) requests distribution services for a Restaurant located outside the Service Area defined in Schedule 1 for an SSA D.C., SSA will provide such services otherwise under the terms of this Agreement, conditioned upon the imposition of additional delivery charges for each scheduled delivery and for special deliveries in amounts that are agreed upon, in advance, by and between SSA and the Primary Customer, in the case of Company Restaurants located outside of the Service Area, or by and between SSA and the Licensee, in the case of Licensed Restaurants located outside of the Service Area.

17

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

6.9	Adjustment for Fuel Cost Fluctuations

A fuel cost adjustment, which shall be a surcharge, based upon the number of cases of Product contained within each affected delivery, shall be added as a separate line item, on invoices for each delivery to reflect the increases or decreases in fuel costs, on a one-month lagged basis, in the following fashion. Exception for deliveries to Safeway and related grocery stores Restaurants, the fuel surcharge and any other applicable charges or fees set forth in this Agreement shall be built in to the line item cost of the products on the invoice rather than charged as a separate line item. The fuel cost adjustment for Safeway and related grocery stores Restaurants shall be evaluated annually with a 30 days’ notice of any change for the following year, with annual changes effective January 1 of each year based on West Coast diesel fuel last reported as of November 15th.

The fuel cost adjustment will be calculated monthly and will be based on the Energy Information Administration, average Weekly Retail On-Highway Diesel fuel price most recently published as of 15th of each month (each, a “Fuel Determination Date”) for the West Coast Region including California. The Web site to access this information electronically is as follows:

http://tonto.eia.doe.gov/oog/info/wohdp/diesel.asp

If such publication is no longer published or available, then the parties will mutually agree upon an acceptable alternative source.

As fuel prices increase or decrease, the fuel cost adjustments will move according to the fuel price bracket, and will take effect on the monthly pricing following the month of determination of the Sell Price adjustment.

Fuel Surcharge Chart

Fuel
Fuel Cost Between		Surcharge
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

18

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

The range of applicable fuel surcharges ranges above and below that shown in the chart above with an additional [****] adjustment for every additional [****] price change in fuel.

6.10	CPI Adjustment

Commencing on January 1st, 2014 and on each successive January 1st thereafter, SSA shall adjust the Distribution Fee and any other fees set forth in the Agreement, based upon fluctuations in the Consumer Price Index determined by the Bureau of Labor Statistics Consumer Price Index for all urban consumers, U.S. City Average, “All items less food and energy” index (the base period: 1982-84=100, not seasonally adjusted (the “CPI Core Index”), rounded to the nearest whole cent per case. The CPI Core Index value, published by the Bureau of Labor Statistics for November of the current year, shall be compared to the CPI Core Index value for November of the preceding year. The difference between the prior year November CPI Core Index value and the CPI Core Index value for the November of the current year, shall be divided by the prior year November CPI Core Index (expressed as a percentage) to result in the percentage by which the then existing Distribution Fee (and any associated Fixed Fee Per Drop) are to be adjusted, with the result rounded to the nearest whole cent. The website to access this information electronically is as follows: http://bls.gov/news.release/cpi.toc.htm

Example: Assume that the Core CPI Index value as of the first year the CPI commences is 200.8 and the Core CPI Index value as of the same month in the year prior is 196.5 and that the existing Fee Per Case, immediately prior to the adjustment is [****]per case, the CPI adjustment would be computed as follows:

[****] = [****]

The adjustment to the fee per case (before rounding) would equal $[****] = $[****]

The resulting adjusted fee per case (after rounding to the nearest whole cent) would equal $[****] = $[****] which, rounded to the nearest whole cent, is $[****]).

In the event the above-described CPI Core Index (or a successor or substitute index or data published by the Bureau of Labor Statistics) is not available, a reliable governmental or reputable and independent publication evaluating the information theretofore used in determining the CPI Core Index shall be used.

The CPI adjustment percentage will be capped as regards increases at [****] for years three and four of the contract term, and at [****] for year five of the contract term and provided that there shall be no decreases in any year due to CPI adjustment (i.e. capped at 0% on the downside).

19

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

In the event that the CPI-U index exceeds [****] for a twelve (12) month period, either party may propose a modification to the amount of annual increase, and in lieu of reaching an agreement on the proposed modification, either party may elect to terminate this Agreement, with a 120 day written notice, subject to the terms and conditions of Section 19 (Termination) of this Agreement.

6.11	Price Verifications

Primary Customer’s authorized representative shall have the right, not more than twice annually, to verify the Cost and Sell Prices for purchases made under this Agreement. SSA will furnish verification of the Cost for the Products to be price verified, subject to the following limitations:

a.	Date and time of price verification must be mutually agreed upon.

b.	Primary Customer must provide not less than ten (10) prior business days’ notice to SSA of the date and time it requests for such price verification, which must be mutually acceptable to SSA and Primary Customer.

c.	The period for which pricing is to be verified will be limited to the preceding six (6) months.

The price verification will consist of reviewing electronic reports documenting SSA’s calculation of Sell Price and verification of the Distribution Center’s delivered Cost. Such report shall be supplied either via eRestaurants or for Restaurants that do not utilize eRestaurants via a separate electronic report prepared by SSA. If requested, applicable supplier invoices and accompanying freight invoices will also be made available. Supplier invoices consist of invoices from third party suppliers or from the other affiliates of SSA. All such information and documentation provided incident to price verification shall be subject to the confidentiality provisions set forth in Section 10. All price verification adjustments, if applicable, will be made utilizing the net of undercharges and overcharges to the Customer. Any net overcharge adjustments paid to Primary Customer that result from overcharges to Licensees, shall be forwarded by the Primary Customer to the applicable Licensee unless Primary Customer is otherwise legally entitled to retain such adjustments.

6.12	Taxes

Restaurants shall be charged for and will pay all applicable sales, use, excise, or other taxes and government assessments thereon, whenever assessed. Applicable sales, use, excise or other taxes and government assessments shall include interest and/or penalties unless Distributor collected such amounts from Operator and failed to remit such amounts to the government authority for which they were collected.

20

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

7.	Credit and Payment Terms

7.1	Financial Reporting Requirements

The continuing creditworthiness of each Licensee and of Primary Customer is of central importance to SSA. In order to enable SSA to monitor Primary Customer’s and each Licensee’s financial condition, upon request, such Licensee or Primary Customer, as applicable, shall provide appropriate financial statements. SSA may request such further reasonable financial information from Primary Customer and Licensees, from time to time, sufficient, in SSA’s reasonable judgment, to enable SSA to accurately assess their respective financial condition. In the event that any Licensee or Primary Customer is publicly traded, the quarterly and annual financial statements required under this section may be satisfied by making available to SSA such entity’s 10-K’s and 10-Q’s filed with the SEC within thirty (30) days of the filing thereof. Primary Customer warrants to SSA that all financial information it has provided and will provide to SSA for the purpose of obtaining and continuing credit is true, correct and complete in all material respects, and Primary Customer authorizes SSA to investigate all references furnished pertaining to its credit history and financial responsibility. In the event of a filing of bankruptcy by Primary Customer or any Licensee, Primary Customer will declare SSA a “critical vendor” in any such bankruptcy proceeding.

7.2	Customer Account Application/Sales Tax Exemption Certificates

Primary Customer and each Licensee shall be required, as a condition precedent to SSA providing distribution services to their respective Restaurants, to complete, execute, and deliver to SSA a completed customer account application and, for each jurisdiction that requires the same or where otherwise reasonably requested by SSA, sales tax resale exemption certificates, all in the forms provided by SSA.

7.3.	Notice of Change in Control

Primary Customer shall notify SSA and vice versa in writing promptly after publicly announcing the entering into a transaction that, upon consummation, would result in a change in control of Primary Customer. A “Change in Control” means the transfer of all or substantially all of the assets of the entity in question, or a transfer of the ownership interests in such entity such that a “person” or “group” (as such terms are used in Section 13 (d) and 14 (d) of the Exchange Act of 1934, as amended) has become the beneficial owner, directly or indirectly of [****] or more of the then outstanding voting shares of such entity, provided that such “person” or “group” was not, directly or indirectly, a beneficial owner of at least such amount of such voting shares as of the Effective Date of this Agreement.

21

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
7.4	Standard Credit Terms – Early Payment Incentives

7.4.1 With the exception of Sodexo, Aramark, Compass, and Palace Entertainment (“National Accounts”) , Standard Credit Terms allowed under this Agreement shall be 7 Day Terms from the date of invoice. SSA will offer the following credit/payment terms to Primary Customer, provided that, and for as long as SSA determines, in its sole discretion, Primary Customer’s financial condition supports the standard terms offered herein:

“Standard Credit Terms” - Net 7 Days

7.4.2 Early Payment Incentives –

Payment Terms	Early Pay Discount per case
[****]	[****]
[****]	[****]
[****]	[****]

Early Pay Incentives will apply to all proprietary priced products with the exception of Contracted Price Products as defined in section 6.4

7.4.3 Terms Surcharges – In the event that Primary Customer and/or a Licensee request credit terms longer than Standard Credit Terms, and such terms are approved by SSA, SSA will add a Terms Surcharge to each invoice as a separate line item, per the table below. Payment term of 21 days will be considered only for customers meeting exceptionally high levels of credit worthiness and will include a per case surcharge of [****]. Provided that the CPI Core Index does not exceed [****] in any previous 12 month period, payment terms of 30 days will be allowed only for National Accounts, and only if in the sole judgment of SSA such account is credit worthy for such terms, and will include a per case surcharge of [****].

Payment Terms	Terms Surcharge per case
[****]	[****]
[****]	[****]

22

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
7.5	Delivery Stoppage/Imposition of More Stringent Credit Terms

SSA shall be entitled, in its sole discretion, upon notification of both Primary Customer and the affected Licensee, to suspend deliveries to Restaurants that such entity owns or manages in the event that invoices for Products delivered to such Restaurants owned or managed by such affected entity have not been timely paid provided that Primary Customer and/or such affected entity shall have 24 hours notification, or from the time of SSA’s reasonable attempts to provide notice, to cure such failure to pay. Both parties recognizing that time is of the essence in such matters, for purposes of this paragraph “notice” shall be deemed to have been given to Primary Customer and affected business entities when SSA has e-mailed such notice with return receipt requested, provided that if SSA did not receive confirmation that it’s e-mail was received, then notice shall be deemed to have been given when SSA makes other reasonable good faith efforts to provide notice including at a minimum attempting to call known contacts at Primary Customer and affected business entities and leaving voice messages when possible in lieu of making contact.. SSA recognizes that stopping deliveries to a Restaurant may have significant ramifications for the Concept. With this in mind, SSA may attempt to work with affected entity and with Primary Customer to create a payment schedule that would allow the affected entity to become compliant with the SSA’s required payment terms but it is expressly understood that SSA is under no obligation to extend its payment terms in this manner. In addition, in the event of such payment default, SSA shall be entitled to immediately, upon notice to the Primary Customer or the affected Licensee, as the case may be, impose more stringent, but commercially reasonable under the circumstances, payment and/or credit terms as a condition to any future deliveries to said impacted Restaurant, including, without limitation, cash in advance, receipt of acceptable letters of credit and/or third party guarantees, and/or the pledge of additional collateral.

Licensees and Primary Customer shall pay all of SSA’s invoices in full without setoff or deduction of any kind, except credits issued by SSA in the ordinary course of business and applied to the original invoice for which the credit is issued.

7.6	No Liability for Licensees

Unless otherwise agreed to in writing by Primary Customer, Primary Customer shall not be liable for payment obligations of Licensees. Primary Customer will be notified of any action taken by SSA as a result of the failure by a Licensee to comply with its agreement with SSA.

23

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
8.	Product Warranties/Limitation on Damages/Indemnification

8.1	Product Warranty

SSA represents and warrants that all Products, as of the time of delivery to Primary Customer or the Licensees, as applicable and only to the extent within SSA’s control (i) will meet the specifications for such Product contained within the order guide and other written specifications for such Product provided by SSA (ii) subject to Section 13, will be free and clear of any adverse lien or security interest, and (iii) to the extent the Product is subject to the Federal Food, Drug and Cosmetic Act, as amended from time to time (the “FDC Act”), will not be adulterated or misbranded within the meaning of the FDC Act. SSA also represents and warrants that its services hereunder shall be in compliance with all applicable Federal, state and local laws and regulations. NO PERSON IS AUTHORIZED TO MAKE ANY WARRANTY OR REPRESENTATION IN ADDITION TO OR IN CONFLICT WITH THE WARRANTIES SET FORTH IN THIS SECTION 8.1.

8.2	Exclusion of Implied Warranties

EXCEPT AS EXPRESSLY PROVIDED HEREIN, SSA MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTIES THAT ARISE FROM TRADE USAGE OR CUSTOM.

8.3	Exclusion of Certain Damages

IN NO EVENT SHALL SSA BE LIABLE TO PRIMARY CUSTOMER OR ANY LICENSEE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY SORT INCURRED BY PRIMARY CUSTOMER, ANY LICENSEE, OR ANY THIRD PARTY ASSERTING CLAIMS AGAINST PRIMARY CUSTOMER OR ANY LICENSEE, WHETHER IN AN ACTION IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF. SIMILARLY, IN NO EVENT SHALL PRIMARY CUSTOMER OR ANY LICENSEE BE LIABLE TO SSA FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY SORT INCURRED BY SSA, OR ANY THIRD PARTY ASSERTING CLAIMS AGAINST SSA, WHETHER IN AN ACTION IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF.

24

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
8.4	Indemnification Against Licensee Claims

If for any reason Primary Customer terminates this Agreement and/or directs SSA to refuse or discontinue distribution or sale of all or some of the Proprietary Products to one or more of the Licensees, or directs SSA that one or more of the Licensees are not entitled to pricing based upon the Contracted Cost contained in any supplier agreement that Primary Customer negotiates with a supplier, Primary Customer will defend, indemnify and hold SSA harmless from and against any and all losses, damages or claims by the affected Licensees which may arise from SSA ceasing further distribution of such Proprietary Products to the affected Licensees or not providing Contracted Cost pricing to such Licensees. In addition, if SSA, in response to Primary Customer’s requests, discloses to Primary Customer and/or its Third Party Provider, information relating to a Licensee’s purchase and/or payment histories or other performance under this Agreement, Primary Customer will defend, indemnify and hold SSA harmless from and against any and all losses, damages or claims by the affected Licensees which may arise from such disclosure.

8.5	Supplier Indemnity

Notwithstanding anything to the contrary contained in this Agreement, SSA shall not be required to procure any Products from a supplier that fails to provide an indemnity and hold harmless agreement and hazardous materials documentation satisfactory to SSA and supporting insurance coverage in an amount satisfactory to SSA or from a supplier that has breached its indemnification obligations under its indemnity and hold harmless agreement with SSA or that has failed to maintain required insurance coverage (each, an “Indemnity Breach”). The form of such SSA approved indemnity and hold harmless agreement acceptable to SSA is attached hereto as Schedule 7.

If a supplier of a Product does provide the required insurance coverage, but has failed to provide an indemnity or hazardous materials documentation that is satisfactory to SSA, then Primary Customer acknowledges that SSA will not procure Products from such supplier unless Primary Customer will defend, indemnify and hold harmless SSA and its employees, officers and directors from all actions, claims and proceedings, and any judgments, damages and expenses resulting therefrom, brought by any person or entity for injury, illness and/or death or for damage to property in either case arising out of the delivery, sale, resale, use or consumption of any such Product, except to the extent such claims are caused by the negligence of SSA, its agents or employees. The foregoing indemnification right shall be secondary and excess of and noncontributing with any insurance coverage or indemnification which SSA receives from such supplier’s insurer; and shall not be assignable; except such indemnification right may be assignable to SSA's insurance carrier by way of subrogation. SSA agrees to use reasonable efforts to secure and avail itself of a defense and/or payments under any supplier insurance prior to making an indemnification claim under this provision, and waives all rights under this provision to the extent it has actually received, or had incurred on its behalf, any such defense and/or indemnification from such supplier insurance. SSA may further condition its agreement to procure Products from such supplier upon Primary Customer providing supporting insurance, in amounts, coverage, and with additional insured endorsements, satisfactory to SSA in its sole discretion.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
8.6	SSA Indemnity

SSA shall protect, defend, indemnify and hold harmless the Primary Customer, the Licensees, and their respective parent companies, subsidiaries, and affiliates, as well as the respective officers, agents, and employees of each of them (hereinafter “Customer Indemnified Parties”) from and against any and all loss, liability, claims or expense (including reasonable attorney’s fees) (collectively, “Claims”) arising out of SSA's negligent performance (or failure of performance) of its obligations hereunder, including, without limitation, any negligence or willful misconduct of SSA, any of its operating companies or Distribution Centers, or the officers, agents, and employees of any of them except to the extent that a Claim is caused by the negligence or willful misconduct of any Customer Indemnified Party.

8.7	Primary Customer Indemnity

Primary Customer shall protect, defend, indemnify and hold harmless SSA and its respective parent companies, subsidiaries, and affiliates, as well as the respective officers, agents, and employees of each of them (hereinafter “SSA Indemnified Parties”) from and against any and all Claims arising out of Primary Customer's negligent performance (or failure of performance) of its obligations hereunder, including, without limitation, any negligence or willful misconduct of Primary Customer, or the  officers, agents, and employees of any of them, except to the extent that a Claim is caused by the negligence or willful misconduct of any SSA Indemnified Party.

Notwithstanding anything to the contrary set forth herein, SSA hereby waives any and every claim for recovery by way of subrogation from the Customer Indemnified Parties in connection with any injury or damage covered by SSA's workers compensation insurance policy, except to the extent such claim is caused by the negligence of such Customer Indemnified Party.

9.	Term and Termination

9.1	Term

The term of this Agreement shall commence as of the Effective Date and, unless earlier terminated in accordance with Section 9.2, shall continue in full force for five years ending in December 31, 2017. Thereafter, this Agreement shall automatically renew if both parties agree in advance for successive renewal terms of one (1) years each, unless either party notifies the other not less than 90 days prior to the expiration of the initial or renewal term, as the case may be, of its intention to terminate this Agreement.

26

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
9.2	Termination

9.2.1 This Agreement may be terminated prior to the end of the term as follows:

(a) By SSA or, except as otherwise provided under Section 5.11, by Primary Customer for failure of the other party to comply with any material provision of this Agreement within sixty (60) days of such party’s receipt of written notice describing said failure unless such failure is cured within such sixty (60) day period;

(b) By SSA immediately upon written notice to Primary Customer or any Licensee, if such entity’s financial position deteriorates materially, determined by SSA in its sole but reasonable business judgment, or if SSA becomes aware of any circumstances that, in SSA’s sole but reasonable business judgment, materially impacts such entity’s ability to meet its financial obligations when due; or

(c) By Primary Customer in the event SSA (i) knowingly and intentionally sells any Inventory marked with Primary Customer’s logo or trademarks to third parties without Primary Customer’s prior written consent and or (ii) fails to meet either the Delivery Performance Levels described and under the circumstances, including cure periods, set forth in 5.11

(d) By Primary Customer with respect to the categories of Products purchased by Jamba Go Locations and or Smoothie Station Locations, upon not less than sixty (60) days' prior written notice to SSA.

(e) By Primary Customer with respect to changes in SSA’s Distribution Centers or warehouse management systems (“WMS”) where mutual agreement was not reached and results in significant cost implications for the Primary Customer.

9.2.2 Obligations upon Termination. Upon termination or expiration of this Agreement for any reason, Primary Customer and each Licensee shall fully comply with all of its respective obligations under this Agreement, including, without limitation the obligation to pay all invoices at the time they are due. In addition, Primary Customer will purchase or will cause one or more Licensees or other third parties to purchase, all remaining Proprietary Products, Designated Products, and Special Order Products in SSA’s inventory at SSA’s Cost. In such event, Primary Customer will purchase or cause to be purchased all perishable Proprietary Products, Designated Products, and Special Order Products within seven (7) days of the termination of this Agreement and all frozen and dry Proprietary Products, Designated Products, and Special Order Products within fourteen (14) days of the termination of this Agreement, and Primary Customer hereby guarantees payment for such Products purchased by a third party designated by Primary Customer. Notwithstanding the foregoing, in the event of contract termination as a result of (e), as indicated above, all commercially reasonable incremental costs directly incurred due to transitioning to a new distributor, including, but not limited to, the transfer of product, either within SSA’s distribution network or to a third party, shall be borne by SSA. Such costs may include such costs as commercially reasonable costs directly incurred by Primary Customer to transfer product between stores due to shortages or pay for additional labor costs in retaining hourly team members to receive deliveries outside of the delivery window. Such costs do not include indirect or consequential costs such as claims regarding lost profits

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
10.	Confidential Information

Each of SSA and Primary Customer (in context “Recipient”) agrees to keep all terms of this Agreement and related financial information (“Protected Information”) confidential, will use Protected Information solely to enable it to perform its obligations hereunder, and will not disclose any information concerning this Agreement to any person or entity without the prior express written consent of the disclosing party (“Discloser”); provided, however, that Protected Information may be provided (i) by Recipient to those of its employees who need such information to enable Recipient to perform its obligations hereunder, (ii) by Recipient to its auditors, consultants and advisors who agree to keep such information confidential or are otherwise bound to restrictions on disclosure, (iii) by Primary Customer as to any prospective purchasers of all or part of its business, provided that such prospective purchasers shall have executed and delivered a confidentiality agreement in form and substance approved by SSA, which approval shall not unreasonably be withheld or delayed, (iv) by SSA to any of its affiliates, or (v) by SSA in enforcing Primary Customer’s or any Licensee’s payment obligations under this Agreement. Protected Information shall not include information which (x) is now or hereafter becomes part of the public domain (y) was received by Recipient from a third party under no obligation of confidentiality to Discloser or (z) is disclosed by Discloser to a third party without restriction other than disclosure of the terms of this Agreement which is not permitted under this clause (z). In the event that such disclosure is required by applicable law, regulation or court order, Recipient agrees, if reasonably practicable, to refrain from such disclosure until such time as Discloser has received written notice with regard to any required disclosure and Discloser has had a reasonable opportunity to contest the basis for disclosure and review the content of any disclosure proposed to be made to any person or entity (provided that notice of the required disclosure is not prohibited by law).

11.	Force Majeure

SSA shall be excused for delays in performance or failure to perform any of its obligations hereunder if such delay or failure is caused by reason of labor disputes, strikes, fire, flood, accident, weather, traffic delays due to unforeseen circumstances, civil disturbances, war, terrorism (including bio-terrorism), acts of God, failure of sources of supply, and like causes beyond the reasonable control of SSA and which by the exercise of reasonable diligence could not have been prevented; provided, always that the occurrence is not intentional or deliberately done or brought about for the purposes of excusing performance under this Agreement (each, a “Force Majeure Event”). In the event of a Force Majeure Event affecting a Distribution Center, SSA may provide distribution services to Restaurants from its other distribution centers, which may or may not be designated as participating Distribution Centers under this Agreement. In the event that SSA is unable to reasonably provide such services from its other distribution centers, Primary Customer and Licensees may purchase Product requirements for their respective Restaurants from other sources for such periods of time as SSA is unable to perform. SSA shall use commercially reasonable efforts to remove or avoid any such events and shall continue performance hereunder as soon as reasonably practicable whenever such causes are eliminated; provided, however, that if the Force Majeure Event continues beyond ninety (90) days, Primary Customer shall have the right to terminate this Agreement.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

Primary Customer specifically recognizes and agrees that, if a Force Majeure Event occurs, which requires deliveries to be made to Restaurants from SSA’s other distribution centers or which interferes with or prevents the delivery of Products from designated suppliers to the delivering Distribution Center, the availability of certain Products (which may include, without limitation, Proprietary Products and/or Contracted Products) from any source or from the designated supplier may be significantly and adversely impacted and the delivery of substitute Products or Products that are obtained from suppliers other than the previously designated supplier for such Products will be required. Under such circumstances, notwithstanding any other provision of this Agreement, SSA shall not be required to credit or reimburse Customers for any increase in the Cost (and, thus the resulting Sell Price) of the substitute Product over the originally ordered Product for which such substitution has been made or for any increase in the Cost (and resulting Sell Price) of the Product delivered over the amount that would otherwise be charged if the Product were obtained by SSA from the designated supplier pursuant to a Supplier Agreement.

SSA shall use reasonable efforts to remove cause or causes of Force Majeure Events with reasonable dispatch. In the case of product shortages caused by a Force Majeure Event, SSA shall continue to supply Primary Customer and Licensees allocated on no less than a pro rata basis with SSA's other customers as determined in a reasonable manner and communicated to Primary Customer. If a Force Majeure Event causes SSA to incur additional costs in order to make its scheduled deliveries to any Restaurant, then the parties will discuss in good faith how the additional costs will be allocated. Any additional cost incurred by SSA to distribute to a Restaurant from a different D.C. outside of that D.C.’s defined Service Territory, SSA and Primary Customer will work together in good faith to agree in advance as to the amount of additional charge and the means of charging for such additional costs (“Force Majeure Surcharge”). If any Force Majeure Surcharges paid by Primary Customer or Licensees are subject to payment and/or reimbursement under SSA’s insurance policies, SSA shall so notify Primary Customer and reimburse Primary Customer and/or Licensees, as applicable, for any covered Force Majeure Surcharges.

29

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
12.	Distributor’s Cooperative Freight Management Program

12.1	Freight Program Participation

Primary Customer and Licensees shall participate collaboratively in SSA’s freight management program (the “Freight Management Program”) managed by SSA’s affiliate, Gampac Express, Inc. (“Gampac”). Primary Customer shall work in good faith to unbundle supplier delivered pricing in order to create opportunities for movement of Contracted Products from its suppliers to SSA through the Freight Management Program for the purpose of attempting to create Freight Savings that will be shared between Gampac, SSA and Primary Customer according to the terms of the Freight Program. Gampac will share the carrier freight rates paid for each of the lanes managed under the Freight Program and the “Freight Savings” will be calculated as the difference between the carrier quoted freight rate, including the cost of any cross-docking, backhaul pick-ups and third party carrier fees (before any quick pay discounts) and the supplier quoted freight rate. When Customer’s Contracted Products are transported along with products of other SSA customers on the same carrier load, the Freight Savings shall be Primary Customer’s pro-rata portion of the total freight savings generated by that load. Freight Savings do not apply to any Products sold to more than one customers of SSA that ride together on the same carrier load. Gampac shall have the right of first refusal to manage, as part of the Freight Management Program, the movement of all such unbundled freight provided the freight costs proposed by Gampac are less than or equal to the rates provided by the supplier or such third party carrier costs that Primary Customer may obtain, with such comparison including costs in compensation to both Gampac and SSA as part of this freight share agreement. Gampac may hire SSA to act as carrier when it is commercially reasonable for SSA to backhaul or otherwise move freight from Primary Customer’s vendor. In the event that no supplier quoted freight rate exists, there shall be no Freight Savings available under the Freight Program for that supplier. Any carrier rates provided to Primary Customer by Gampac are Confidential Information and shall not be shared with Primary Customer’s suppliers or otherwise used to undermine Freight Savings.

12.2	Operation of Freight Program

Gampac Express shall bill SSA for freight moved under the program at the freight rate contractually established between Primary Customer and its supplier. This freight charge shall in turn be considered SSA’s Freight Cost for purposes of establishing the Cost of Products. In attempting to maximize Freight Savings, SSA shall not be obligated to increase the quantity of products ordered and in no case shall SSA be required to order product quantities in excess of four week’s supply.

30

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
12.3	Designation of Lanes In The Freight Management Program

When Gampac Express targets a lane for activation they must submit a freight rate to Primary Customer for approval.  Primary Customer understands that SSA together with Gampac may change the mode of operation in the course of carrying out its freight management for any give supplier so as to attempt to minimize the cost of moving suppliers.  For example Gampac may leverage the freight movement of other customers’ suppliers together with the freight of Primary Customer’s suppliers on LTL quantities and leverage Gampac’s various hub operations.  In the course of so doing, other customers’ supplier quantities may change or be discontinued or increased.  Therefore, the actual carrier costs of such freight movement will change throughout the course of the year.  Primary Customer seeks to gain benefits under the Freight Management Program by allowing Gampac and SSA the flexibility it needs in continually seeking to achieve, and share the gains obtained from the lowest actual cost of moving freight.  Therefore, while the bids by SSA/Gampac are Gampac’s expected actual costs to which Primary Customer may compare, after adding Gampac and SSA’s shares of the expected Freight Savings to bids of other outside carriers. Both parties explicitly understand the actual Freight Savings, carrier costs, cross-docking fees and management fees may vary in the actual execution of the freight management.   In particular, Gampac’s carrier costs may vary with changes in fuel cost indexes per its agreements with its carriers.

Primary Customer will work proactively with Gampac to facilitate the transition and ensure that the time required to transition the lane to the Freight Management Program shall not exceed four weeks provided such timing is consistent with Primary Customer’s Directed Pricing process and timing. In addition, Primary Customer may, from time to time, seek freight rates from Gampac for lanes from suppliers whose contracts are either new or renewing. Should Gampac be chosen to control any lane, whether the request was initiated by either Gampac or Primary Customer, Gampac must commit to the same time frame for which the supplier provided the original rate.  Should Gampac wish to stop servicing a lane, Gampac must give primary customer a minimum of 4 weeks’ notice, provided such timing is consistent with Primary Customer’s Directed Pricing process and timing.

12.4	Freight Claims or Damage

If the damage is determined to be Supplier-caused, Primary Customer will support SSA in seeking resolution directly with the Supplier. Cargo liability is exclusively governed by Federal law under 49 USC 14706. If the damage is carrier-caused, Gampac Express will take all reasonable steps to comply with CFR 49. In the event of an unrecoverable loss, Gampac will allocate expense to the program. Any such expense allocation will be allocated at the following percentages: Gampac [****]%, SSA [****]%, and [****]% Primary Customer.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

12.5	Distribution of Freight Savings

The distribution of Freight Savings is made at the purchase order level. The use of Gampac’s capital (quick pay) to obtain favorable payment terms from its carriers is not subject to sharing. Gampac Express shall share freight savings with Primary Customer and with SSA on all proprietary and Primary Customer Contracted Products only, and the savings will be split as follows:

- Primary Customer: [****]

- SSA: [****]

- Gampac Express: [****]

Gampac will distribute freight savings quarterly. Payment will be made within 90 days of the close of quarter. Gampac will provide a detailed monthly reporting showing the shared savings to Primary Customer by supplier.

13.	Perishable Agricultural Commodities

This Agreement may cover sales of “perishable agricultural commodities” as those terms are defined by federal law. Generally, all fresh and frozen fruits and vegetables, which have not been processed beyond cutting, combining and/or steam blanching are considered perishable agricultural commodities as are oil blanched French fried potato products. All perishable agricultural commodities sold under this Agreement are sold subject to the statutory trust authorized by Section 5(c) of the Perishable Agricultural Commodities Act, 1930 (7 U.S.C. 499e(c)). The seller of these commodities retains a trust claim over these commodities and all inventories of food or other products derived from these commodities until full payment is received.

14.	ADR; Waiver Of Jury Trial

14.1	ADR.

Except as provided herein, no civil action with respect to any dispute, claim or controversy arising out of or relating to this Agreement may be commenced until the matter has been submitted to JAMS for mediation. Either party may commence mediation by providing to JAMS and or the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in scheduling the mediation proceedings. The parties shall engage in mediation of no less than a full day (i.e., 8 hours on that day). Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Mediation shall be held in San Francisco, California if the mediation is initiated by SSA and in Phoenix, Arizona if the mediation is initiated by Primary Customer. The costs of JAMS will be shared equally by both parties, subject to reallocation by the mediator.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

Nothing herein shall prevent either party from seeking emergency, temporary or preliminary relief, such as an attachment or temporary restraining order and preliminary injunction, in a state or federal court of competent jurisdiction.

14.2	Waiver of Jury Trial Right

Each party hereto hereby waives its right to jury trial with respect to any disputes, claims, or controversies of any kind whatsoever arising with respect to this Agreement; both parties having submitted to mediation any of such disputes, claims or controversies as set out above.

14.3	Attorneys' Fees

To the extent the parties fail to resolve any dispute, claim or controversy arising out of or relating to this Agreement through mediation, if either party to this Agreement shall bring any judicial action or proceeding for any relief against the other arising out of this Agreement, the successful or prevailing party shall be entitled to recover reasonable outside third party attorneys' fees and other costs incurred in bringing or defending such judicial action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such judicial action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

15.	Governing Law

This Agreement shall be governed and construed in accordance with the laws of California.

16.	Notices

All notices required or permitted to be given hereunder shall be in writing and sent by

(a) United States registered or certified mail, postage prepaid, return receipt requested, (b) reputable express delivery service, such as Federal Express, Express Mail, DHL or UPS, addressed to the parties at the addresses specified opposite their signatures below or (c) confirmed transmission of electronic mail. All notices shall be deemed to be received as of the date noted on the receipt or on the confirmation of delivery provided by the delivery service, as the case may be.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

17.	Miscellaneous

17.1 Assignment. Primary Customer may not assign this Agreement without the prior written consent of SSA, except that no consent is required with regard to a Change in Control event where the resulting company has at least the same net worth and creditworthiness as the Primary Customer. SSA may not assign this Agreement without the prior written consent of Primary Customer, which shall not be unreasonably withheld, provided that SSA may utilize its Distribution Centers to perform as indicated in this Agreement. Subject to these limitations, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties.

17.2 Entire Agreement. The parties expressly acknowledge that (i) this Agreement, (ii) any separate confidentiality agreement between the parties, (iii) the customer account application referred to in Section 7.2 hereof and related agreements and guarantees; and (iv) the Participation Agreements referred to in Section 1 contain the entire agreement of the parties with respect to the relationship specified in this Agreement and supersede any prior arrangements or understandings between the parties with respect to such relationship.

17.3 Amendments. This Agreement may only be amended by a written document signed by each of the parties.

17.4 Insurance. SSA shall carry at its own expense during the entire term of this Agreement commercial general liability insurance, including Workmen’s Compensation Insurance and blanket contractual liability coverage, with a combined single limit of not less than [****] for personal injury and property damage, which shall be written by an insurance company of an A.M. Best’s rating of A- or better and naming Jamba Juice Company and its franchisees, as additional insured on such policy, with proof of such insurance provided to Primary Customer within thirty (30) days of the date of this Agreement. Any such policy shall include a provision for thirty (30) days’ written notice to Primary Customer in the event of any pending material change or cancellation of such insurance.

17.5 Inspection. Prior to the commencement of and at any time during the term of this Agreement, Primary Customer shall have the right during normal business hours through one or more of its authorized representatives to inspect the Inventory and the premises, facilities, procedures and inventories used or to be used by SSA for the storage, handling and sale of Products. SSA will have a representative present during any such inspection.

17.6 Publicity. No promotional material, advertising, or notice to any third party (whether written or oral) concerning this Agreement shall be issued, given, or otherwise disseminated by either party without the prior approval of the other party.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

17.7 Headings. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

17.8 Unenforceable Terms. Any provision hereof prohibited by law or unenforceable under any applicable law of any jurisdiction shall, as to such jurisdiction, be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

17.11 Waiver. SSA and Primary Customer each agree that the waiver of any default under any term or condition of this Agreement shall not constitute any waiver of any subsequent default or nullify the effectiveness of that term or condition.

[SIGNATURE PAGE FOLLOWS]

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE
INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.
OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS
EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

Accepted as of the Effective Date.

Primary Customer:

JAMBA JUICE COMPANY

By:	/s/ James D. White
Name:	James D. White
Title:	President and CEO

Notice address:

6475 Christie Avenue, Suite 150

Emeryville, CA 94608

Attn.:

With a copy to: Legal Affairs

SYSTEMS SERVICES OF AMERICA

By:	/s/ Tim Holland
Name:	Tim Holland
Title:	President and CEO

Notice address:

[****]

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